SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                  AMENDMENT TO FORM 8-K FILED JANUARY 20, 2000


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OF 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of report (date of earliest event reported) :


                                  I.G.E., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      TEXAS
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   14-2488828
                        ---------------------------------
                        (IRS Employer Identification No.)

                                   6614 SANGER
                                WACO, TEXAS 76710
                                 (254) 751-9700
               ---------------------------------------------------
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                                  executive office)

Item 5.  OTHER EVENTS

         (i), (ii), and (iii) No changes from original 8K filed January 20, 2000

         Item 7. Financial statements, Pro forma Financial Information, and Exhibits


        Exhibits 7.1 and 7.2  No change from original 8K filed January 20, 2000

        Exhibit 7.3 Pro forma Balance Sheet and Pro forma statements of Income for the nine months ended November 30, 1999, and Pro forma statement of income for the twelve months ended February 28, 1999 reflecting the combined activities of IGE and LPI.


                                   Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    I.G.E. Inc.
                                    By: /s/Brian D. Pardo
                                        ---------------------------------------
                                        Brian D. Pardo
                                        President and Chief Executive officer


Date: March 9, 2000

                                                                     EXHIBIT 7.3



                                  I.G.E., INC.
        FOOTNOTES TO PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1999



UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are presented to give effect to the share exchange approved by shareholders of Life Partners, Inc. (LPI) and I.G.E., Inc. (IGE) on January 18, 2000 and January 19, 2000 respectively under the pooling of interest method of accounting.

The unaudited pro forma financial statements assume that the LPI had been acquired by IGE as of November 30, 1999.

The pro forma financial statements are not necessarily indicative of results of operations or the financial position which would have occurred had the merger and acquisition described above incurred at the inception of these entities, nor are they necessarily indicative of future results of operations or financial position. The unaudited pro forma combined consolidated financial statements should be read in connection with the historical financial statements of LPI, including the notes thereto and the historical financial statements of IGE including the notes thereto.

                          LIFE PARTNERS HOLDINGS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                NOVEMBER 30, 1999
                                   (UNAUDITED)

                                      Life           Life           Pro Forma        As Adjusted
                                    Partners       Partners,
                                    Holdings,        Inc.           Adjustments          For
                                      Inc.                                           Acquisition
                                 --------------  ---------------   -------------   ---------------
 ASSETS
  Current assets
    Cash                             $    -         $156,595          $    -          $156,595
    Accounts receivable -
      employees                       15,995                            15,995
    Current portion -
      Long-term notes                 10,909                            10,909
      receivable
    Prepaid expenses                                   3,927                             3,927
                                     --------       --------          -------         --------

  Total current assets                     -         187,426               -           187,426

Property and equipment:
Machinery and equipment                               35,190                            35,190
Transportation equipment                             173,775                           173,775
                                     ---------      ---------         -------         --------

                                            -        208,965               -           208,965
Accumulated depreciation                            (112,974)                         (112,974)
                                     ---------      --------          -------         --------

                                            -         95,990               -            95,990
Other assets
  Notes receivable, net of current
  portion, shown above,
  and allowance for bad debt of                       27,743                            27,743
  Receivable from affiliated company    30,111            -                                 -
  Deposits                                             2,500                             2,500
  Other                                                4,645                             4,645
                                      ---------     ---------        -------         ---------

                                        30,111        34,888              -             34,888

  Total assets                       $  30,111      $318,305        $     -           $318,305
                                     =========      ========        ========          ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable                   $  25,500      $ 18,054        $     -           $ 43,554
  Due to stockholder                    83,676            -                             83,676
  Income tax payable                                  63,500                            63,500
  Reserve for lawsuits                                76,328                            76,328
  Accrued liabilities                                102,126                           102,126
                                     ---------      ---------       --------          --------

  Total current liabilities            109,176       260,008              -            369,184

 Long term debt                             -        350,000              -            350,000

 Stockholders' equity
   Common stock                         99,483         1,000        (99,483)             1,000
   Additional paid in capital        4,213,168            -          99,483          4,312,651
   Accumulated deficit              (4,391,716)     (292,703)                       (4,684,419)
                                     ---------       -------        -------          ---------

   Total stockholders' equity          (79,065)     (291,703)            -            (370,768)

   Total liabilities and
     stockholders                     $  30,111      $318,305       $    -            $348,416
     equity
                                      =========      ========       ========          =========

                  See accompanying notes to unaudited pro forma combined consolidated financial statements.

                          LIFE PARTNERS HOLDINGS, INC.
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED NOVEMBER 30, 1999
                                   (UNAUDITED)


                                      Life          Life           Pro Forma        As Adjusted
                                    Partners      Partners,
                                    Holdings,       Inc.           Adjustments          For
                                      Inc.                                           Acquisition
                                 --------------  ---------------   -------------   ---------------


Revenues                            $    -          $4,052,421        $    -          $4,052,421


General and
  administrative expense                 -           3,833,247                         3,833,247
Depreciation                             -              19,951                            19,951
                                    --------        ----------        --------        ----------

                                         -           3,853,197             -           3,853,197
                                    --------        ----------        --------        ----------

Operating income                         -             199,224             -             199,224
                                    --------        ----------        --------        ----------

Interest income                                         97,801                            97,801
Interest expense                         -             (12,250)                          (12,250)
                                    --------        ----------        --------        ----------

                                         -              85,551             -              85,551
                                    --------        ----------        --------        ----------

Income (loss) before income taxes        -             284,775                           284,775

Provision for income taxes               -              37,042                            37,042
                                    ---------       ----------        ---------      -----------

Net income (loss)                   $    -          $  247,733         $    -        $   247,733
                                    =========       ==========        =========      ===========

              See the accompanying notes to the unaudited pro forma
                  combined consolidated financial statements.

                          LIFE PARTNERS HOLDINGS, INC.
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED FEBRUARY 28, 1999
                                   (UNAUDITED)


                                      Life          Life           Pro Forma        As Adjusted
                                    Partners      Partners,
                                    Holdings,       Inc.           Adjustments          For
                                      Inc.                                           Acquisition
                                 --------------  ---------------   -------------   ---------------

Revenues                           $      -         $5,941,690       $     -         $5,941,690



General and
  administrative expense               10,176        6,054,589                        6,064,765
Depreciation                               -            26,003                           26,003
                                   -----------      ----------      ---------        ----------

                                       10,176        6,080,592             -          6,090,768
                                   -----------      ----------      ---------         ---------

Operating income                      (10,176)        (138,902)            -           (149,078)
                                   ----------       ----------      ---------         ---------

Interest income                            -           171,825                          171,825
Interest expense                           -           (18,375)                         (18,375)
                                   ----------       ----------      ---------         ---------

                                           -           153,450             -            153,450
                                   ----------       ----------      ---------         ---------

Income (loss) before
  income taxes                        (10,176)          14,548                            4,372

Provision for income taxes                 -            26,458                           26,458
                                   ----------       ----------     -----------       ----------

Net income (loss)                    $(10,176)        $(11,910)      $     -           $(22,086)
                                   ==========       ==========     ===========      ===========


              See the accompanying notes to the unaudited pro forma
                  combined consolidated financial statements.